December 1, 1998

STEIN ROE ADVISOR
TAX-MANAGED GROWTH FUND

CLASS Z SHARES

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Administrator) and your full-service financial advisor want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risk including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial advisor to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Stein Roe Advisor Tax-Managed Growth Fund (Fund), a diversified portfolio of Colonial Trust I (Trust), an open-end management investment company, seeks to maximize long-term capital growth while reducing shareholder exposure to taxes.

The Fund is managed by Stein Roe & Farnham Incorporated (Advisor), an affiliate of the Administrator and successor to an investment advisory business that was founded in 1932.

The Fund currently is structured as a traditional mutual fund investing in individual securities but may in the future be converted to a master/feeder structure. Under a master/feeder structure, the Fund would seek to achieve its objective by investing all of its assets in another open-end management investment company managed by the Advisor and having substantially the same objective and investment policies as the Fund. Shareholders of the Fund would be notified but would not have an opportunity to vote on such conversion.



This Prospectus explains concisely what you should know before investing in Class Z shares of the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the February 28, 1998 Statement of Additional Information, as revised December 1, 1998 which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Administrator at 1-800-426-3750.

The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

The following  eligible  institutional  investors  may purchase  Class Z shares:
(i) any retirement plan with aggregate assets of at least $5 million at the time of purchase of Class Z shares and which purchases shares directly from Liberty Funds Distributor, Inc. (Distributor) or through a third party broker-dealer;
(ii) any insurance company, trust company or bank purchasing shares for its own account; and (iii) any endowment, investment company or foundation. In addition, Class Z shares may be purchased directly or by exchange by any (i) investors who were Class I shareholders of the SoGen International Fund, SoGen Overseas Fund or SoGen Gold Fund as of the reorganization of these funds into Colonial Trust II and (ii) clients of investment advisory affiliates of the Distributor, provided that these clients meet certain criteria established by the Distributor and its affiliates.

Contents                                             Page

Summary of Expenses                                   2
The Fund's Financial History                          3
The Fund's Investment Objective                       4
How the Fund Pursues its Objective
    and Certain Risk Factors                          4
How the Fund Measures its Performance                 5
How the Fund is Managed                               6
Year 2000                                             6
How the Fund Values its Shares                        7
Distributions and Taxes                               7
How to Buy Shares                                     7
How to Sell Shares                                    8
How to Exchange Shares                                8
Telephone Transactions                                8
Organization and History                              9

----------------------------- ------------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- ------------------------------


The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information regarding the Fund.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in the Class Z shares of the Fund. See "How the Fund is Managed" for a more complete description of the Fund's various costs and expenses.

Shareholder Transaction Expenses (1)(2)

Maximum  Initial Sales Charge  Imposed on a Purchase
  (as a % of offering  price)                                      0.00%

Maximum Contingent  Deferred Sales Charge
  (as a % of offering price)                                       0.00%


(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."

(2) Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.

Annual Operating Expenses (as a % of average net assets)

       Management and administration fees(after fee waiver)(3)       0.03%
       12b-1 fees                                                    0.00%
       Other expenses (3)                                            1.22%
                                                                     ----
       Total operating expenses(after fee waiver)(3)                 1.25%
                                                                     ====

(3) Total expenses, excluding brokerage, interest taxes and extraordinary expenses, are, until further notice, voluntarily limited by the Administrator and the Advisor to 1.25% of the first $100 million of average net assets, and 1.50% of average net assets over $100 million. Absent such expense limitation, "Management and administration fees" would be 1.00% and "Total operating expenses" would be 2.22%. Other expenses are estimated based on Class A share expenses.

Example

The following Example shows the cumulative transaction and operating expenses attributable to a hypothetical $1,000 investment in Class Z shares of the Fund for the periods specified, assuming a 5% annual return with or without redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:


       1 year                                $ 13
       3 years                               $ 40
       5 years                               $ 69
       10 years                              $151

THE FUND'S FINANCIAL HISTORY

The following financial highlights for a share outstanding throughout the period ending October 31, 1997, have been derived from the Fund's 1997 Annual Report and have been audited by PricewaterhouseCoopers LLP, independent accountants. Their unqualified report is included in the Fund's 1997 Annual Report and is incorporated by reference into the Statement of Additional Information. The information presented is for other classes of shares offered by the Fund. As of April 30, 1998, no Class Z shares had been issued. Information regarding the Fund's Class E, F, G and H shares is included in the Fund's Annual and Semiannual Report.

                                     ---------------------------------------------------------------   -----------------------------
                                                 Class A                         Class B                          Class C (b)
                                     ---------------------------------------------------------------   -----------------------------
                                      (Unaudited)        Period        (Unaudited)       Period         (Unaudited)        Period
                                     Six months ended    ended        Six months ended    ended        Six months ended    ended
                                       April 30        October 31       April 30       October 31        April 30        October 31
                                         1998           1997(c)           1998           1997(c)           1998           1997(c)
                                     -------------------------------  ------------------------------   -----------------------------
Net asset value - Beginning of period  $12.040          $10.080         $11.960         $10.080          $11.960          $10.080
                                       --------         --------        --------        --------         --------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)(d)     (0.017)           0.040          (0.066)         (0.032)          (0.066)          (0.032)
Net realized and unrealized gain         2.167            1.920           2.156           1.912            2.146            1.912
                                        ------           ------          ------          ------           ------           -----
    Total from Investment Operations     2.150            1.960           2.090           1.880            2.080            1.880
                                        ------           ------          ------          ------           ------           -----
Net asset value - End of period        $14.190          $12.040         $14.050         $11.960          $14.040          $11.960
                                       ========         ========        ========        ========         ========         =======
Total return (e)(f)(g)                  17.86%           19.44%          17.47%          18.65%           17.39%           18.65%
                                        ------           ------          ------          ------           ------           ------
RATIOS TO AVERAGE NET ASSETS
Expenses (h)(i)                          1.50%            1.50%           2.25%           2.25%            2.25%            2.25%
Net investment income (loss) (h)(i)     (0.26)%           0.39%          (1.01)%         (0.36)%          (1.01)%          (0.36)%
Fees and expenses waived or borne by
    the Advisor/Administrator (h)(i)     0.10%            0.98%           0.10%           0.98%            0.10%            0.98%
Portfolio turnover (g)                     15%              51%             15%             51%              15%              51%
Net assets at end of period (000)     $35,095          $17,142         $82,123         $38,452          $14,288           $5,923

(a) Net of fees and expenses waived or borne by the Advisor/Administrator  which
    amounted to:                       $0.006           $0.096          $0.006          $0.096           $0.006           $0.096

(b)  Effective July 1, 1997, Class D shares were redesignated Class C shares.
(c) The Fund commenced investment operations on December 16, 1996. The activity shown is from the effective date of registration (December 30, 1996) with the Securities and Exchange Commission
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i)  Annualized.

Further performance information is contained in the Fund's Annual Report to shareholders, which may be obtained without charge by calling 1-800-426-3750.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to maximize long-term capital growth while reducing shareholder exposure to taxes.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS

The Fund invests primarily (at least 65% of its assets) in common stocks of large and medium capitalization companies (i.e., companies with at least $1 billion in equity market capitalization) believed by the Advisor to have above average earnings growth prospects. The Advisor uses fundamental research analysis and valuation techniques in order to identify potential investments for the Fund. Up to 35% of the Fund's total assets may be invested in a combination of (i) common stocks or American Depositary Receipts (receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities) of non-U.S. companies and (ii) common stocks of small capitalization companies (i.e., companies with equity market capitalizations of less than $1 billion).

While the Fund's overriding objective is long-term capital growth, the Advisor may use certain investment techniques designed to reduce the payment by the Fund of taxable distributions to shareholders and thereby reduce the impact of taxes on shareholder returns. Such techniques will be used only if, in the Advisor's judgment, there will not be a materially negative impact on the Fund's pre-tax total return. Such techniques may include, among others, (i) purchasing low or non-dividend paying stocks; (ii) low portfolio turnover, which helps to minimize the realization and distribution of taxable capital gains; (iii) deferring the sale of a security until the realized gain would qualify as a long-term capital gain rather than short-term; (iv) selling securities that have declined in value to offset gains realized on the sale of other securities; and (v) when selling a portion of a holding, selling those securities with a higher cost basis first. The use of such techniques will not eliminate the payment by the Fund of taxable distributions. The Administrator has retained the professional services firm of PricewaterhouseCoopers LLP to provide tax consulting services.

Foreign  Investments.  The Fund may  invest  up to 35% of its  total  assets  in foreign securities including American Depositary Receipts. Investments in foreign securities have special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of such securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the possibility of unfavorable currency exchange rates, the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations (including currency blockage), and political and economic instability, among others. In addition, transactions in foreign securities may be more costly due to currency conversion costs and higher brokerage and custodial costs. See "How the Fund Pursues its Objective and Certain Risk Factors--Foreign Currency Transactions; Index and Interest Rate Futures; Options" in this Prospectus and "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.

Foreign Currency Transactions; Index and Interest Rate Futures; Options. In connection with its investments in foreign securities, the Fund may (i) purchase and sell foreign currencies on a spot or forward basis, (ii) enter into foreign currency futures contracts, (iii) write both put and call options on foreign currency futures contracts, and (iv) purchase and write both call and put options on foreign currencies. Such transactions may be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated.

In addition, the Fund may (i) enter into index and interest rate futures contracts, (ii) write put and call options on such futures contracts, (iii) purchase and write both call and put options on securities and indexes, and (iv) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. The Fund may write a call or put option on a security only if the option is covered.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of a type of instrument at the time and in the amount specified in the contract. A sale of a futures contract can be terminated in advance of the specified delivery date by subsequently purchasing a similar contract; a purchase of a futures contract can be terminated by a subsequent sale. Gain or loss on a contract generally is realized upon such termination.

An option generally gives the option holder the right, but not the obligation, to purchase or sell prior to the option's specified expiration date. If the option expires unexercised, the holder will lose any amount it paid to acquire the option.

Transactions in futures, options and similar investments may not achieve the goal of hedging to the extent there is an imperfect correlation between the price movements of the contracts and of the underlying asset or benchmark. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit. Finally, if the Advisor's prediction on interest rates, stock market movements or other market factors is inaccurate, the Fund may be worse off than if it had not engaged in such transactions.

See the Statement of Additional Information for information relating to the Fund's obligations in entering into such transactions.

Small Companies. The smaller, less well established companies in which the Fund may invest may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks. Such companies often have limited product lines, markets or financial resources and depend heavily on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than exchange listed securities of larger companies.

Securities Loans. The Fund may make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and
(d) through repurchase agreements.


Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, Treasury bills and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments or in investment grade U.S. or foreign debt securities, Eurodollar certificates of deposit and obligations of savings institutions during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its rights to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid securities.

Borrowing of Money. The Fund may borrow from banks, other affiliated funds and other entities to the extent permitted by law for temporary or emergency purposes up to 33 1/3% of its total assets.

Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Class Z share average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions. Other total returns differ from average annual total return only in that they may relate to different time periods and may represent aggregate as opposed to average annual total returns.

Performance results reflect any voluntary fee waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these fee waivers or expense reimbursements, performance results would have been lower.

The Fund's classes of shares were first offered for sale on different dates. The total return for a newer class of shares (Class Z) includes the performance of the newer class of shares since it was offered for sale and the performance for the oldest existing class of shares from the date it was offered for sale up to the date the newer class was offered for sale. See "Performance Measures" in the Statement of Additional Information for information on how the calculations are made.

Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Fund's Trustees formulate the Fund's general policies and oversee the Fund's affairs. The Fund's investment operations are managed by the Advisor. Subject to the supervision of the Fund's Trustees, the Advisor makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments. See "Management of the Fund" in the Statement of Additional Information for information concerning the Trustees and officers of the Trust and the Fund.

The Fund is managed by a team of investment professionals assigned to it by the Advisor. No single individual has primary management responsibility over the Fund's portfolio securities.

The Advisor places all orders for the purchase and sale of securities for the Fund. In doing so, the Advisor seeks to obtain the best combination of price and execution, which involves a number of judgmental factors. When the Advisor believes that more than one broker-dealer is capable of providing the best combination of price and execution in a particular portfolio transaction, the Advisor often selects a broker-dealer that furnishes it with research products or services. For its investment management services, the Advisor receives from the Fund a monthly fee at an annual rate of 0.60% of the Fund's average daily net assets.

The Administrator provides the Fund with certain administrative services and generally oversees the operation of the Fund. The Fund pays the Administrator a monthly fee at the annual rate of 0.40% of average daily net assets for these services. The Administrator also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Distributor, a subsidiary of the Administrator, serves as the Fund's distributor. Liberty Funds Services Inc. (Transfer Agent), an affiliate of the Administrator, serves as the Fund's shareholder services and transfer agent for a fee of 0.236% annually of average net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any fee waiver or expense reimbursement to which the Advisor and/or the Administrator may agree. See "Summary of Expenses" above.

The Administrator, the Distributor, the Advisor, and the Transfer Agent are all indirect wholly-owned subsidiaries of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.

YEAR 2000

The Fund's Advisor, Administrator, Distributor and Transfer Agent (Liberty Companies) are actively managing Year 2000 readiness for the Fund. The Liberty Companies are taking steps that they believe are reasonably designed to address the Year 2000 problem and are communicating with vendors who provide services, software and systems to the Fund to provide that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total net asset value attributable to Class Z shares by the number of Class Z shares outstanding. Shares of the Fund are generally valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Administrator determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Board of Trustees. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their fair value.

DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income and any net realized gain annually in December. Distributions are invested in additional Class Z shares at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional Class Z shares at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information.

Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is in effect a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES

Class Z shares are offered continuously at net asset value without a sales charge. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value. Certificates will not be issued for Class Z shares. The Fund may refuse any purchase order for its shares.
See the Statement of Additional Information for more information.

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees
(payable to the Transfer Agent) in connection with certain retirement plan accounts sponsored by the Distributor. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

Other Classes of Shares. In addition to Class Z shares, the Fund offers seven other classes of shares, Classes A, B, C, E, F, G, and H through a separate Prospectus. Which Class is more beneficial to an investor depends on the amount and intended length of the investment. In general, investors eligible to purchase Class Z shares, which do not bear 12b-1 fees or contingent deferred sales charges, should do so in preference over other classes.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. Initial or contingent deferred sales charges may be reduced or eliminated for certain persons or organizations purchasing Fund shares alone or in combination with certain other mutual funds distributed by the Distributor. See the Statement of Additional Information for more information.

HOW TO SELL SHARES

Shares may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will delay sending proceeds for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds.

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent. The sale price is the net asset value next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                          Liberty Funds Services, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

HOW TO EXCHANGE SHARES

Class Z shares may be exchanged at net asset value into the Class A or Class Z shares of any other mutual fund distributed by the Distributor, including mutual funds advised by the Advisor or the Administrator and their affiliates. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if the Advisor determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Advisor's ability to manage the Fund's investments in accordance with its investment objectives or otherwise harm the Fund or its remaining shareholders.

TELEPHONE TRANSACTIONS
All shareholders and/or their financial advisors are automatically eligible to exchange Fund shares and redeem up to $100,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guaranteed request. Telephone redemption privileges for larger amounts may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses due to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial advisor provide certain identifying information. Shareholders and/or their financial advisors wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisors should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Advisor, the Administrator, the Transfer Agent and the Fund reserve the right to change, modify, or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisors are not obligated to transact by telephone.

ORGANIZATION AND HISTORY
The Fund was organized in 1996 as a separate portfolio of the Trust, which is a Massachusetts business trust established in 1985.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and of any other series of the Trust that maybe in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information. Investment Advisor Stein Roe & Farnham Incorporated One South Wacker Drive Chicago, IL 60606

Administrator
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621

Custodian
The Chase Manhattan Bank
270 Park Avenue
New York, NY  10017-2070

Shareholder Services and Transfer Agent
Liberty Funds Services, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA  02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA  02110-2624







Your financial service firm is:










Printed in U.S.A.



December 1, 1998

STEIN ROE ADVISOR
TAX-MANAGED GROWTH FUND

CLASS Z SHARES


PROSPECTUS


Stein Roe Advisor Tax-Managed Growth Fund seeks to maximize long-term capital growth while reducing shareholder exposure to taxes.

For more detailed information about the Fund, call the Administrator at 1-800-426-3750 for the February 28, 1998 Statement of Additional Information as revised December 1, 1998.





















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      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

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